UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2023

MOTORCAR PARTS OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance, CA	90503

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

N/A
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MPAA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 12, 2023, Motorcar Parts of America, Inc. (the “Company”) amended its Amended and Restated Revolving Credit, Term Loan and Security Agreement (as amended to date, the “Loan Agreement”) by entering into the Eighth Amendment to Loan Agreement (the “Eighth Amendment”) with D & V Electronics Ltd., Dixie Electric Ltd., and Dixie Electric Inc., as the Canadian borrowers, PNC Bank, N.A., as agent, and the financial institutions party thereto. The Eighth Amendment, among other things, (a) extends the term of the Loan Agreement to December 12, 2028, (b) amends the definition of “Applicable Margin” to provide for a pricing grid, with the Applicable Margin for Term SOFR loans ranging from 2.75% to 3.25% and the Applicable Margin for base rate loans ranging from 1.75% to 2.25%, in each case based on average daily undrawn availability for the most recently completed calendar quarter, (c) amends the existing Fixed Charge Coverage Ratio financial covenant to be a springing financial covenant that is only tested if undrawn availability (which may include up to $8,000,000 of suppressed availability) is less than 22.5% of the aggregate revolving commitments, and will no longer be tested if undrawn availability exceeds the foregoing threshold for thirty consecutive days, and (d) amends the definitions of Consolidated EBITDA and Fixed Charge Coverage Ratio and certain component definitions used therein.

The foregoing summary of the Eighth Amendment does not purport to be complete and is qualified in its entirety by reference to the terms of the Eighth Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1
Eighth Amendment to Amended and Restated Loan Agreement, dated as of December 12, 2023, among Motorcar Parts of America, Inc., D & V Electronics Ltd., Dixie Electric Ltd., and Dixie Electric Inc., each lender from time to time party thereto, and PNC Bank, National Association, as administrative agent.

99.1	Press Release dated, December 13, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: December 13, 2023	/s/ David Lee
David Lee
Chief Financial Officer